UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2014

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders:

On February 25, 2014, Simulations Plus, Inc., a California corporation (the "Company"), held its annual meeting of shareholders (the “Annual Meeting”). The following proposals were submitted to a vote of security holders at the meeting.

1. Proposal No. 1: To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. Proposal No. 2: To ratify the appointment of Rose, Snyder and Jacobs as our independent registered public accounting firm for the Company for the fiscal year ending August 31, 2014.

3. Proposal No. 3: Approval of Amendment to 2007 Stock Option Plan, to amend the Company 2007 stock Option Plan to increase the number of shares issuable under the Plan.

4. Proposal No. 4: Advisory Vote to Approve on an advisory, non-binding basis named executive officer compensation

5. Proposal No. 5: To Approve on an advisory, non-binding basis the frequency of the shareholder advisory vote on executive compensation

The above proposals were approved and the results of the balloting at the meeting are summarized in the following tables.

Proposal		Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes	Total (a)
(1)	Walter Woltosz	10,355,173			50,698	4,351,891	14,757,762
(1)	Virginia Woltosz	10,323,059			82,812	4,351,891	14,757,762
(1)	Dr. David Z. D'Argenio	10,036,198			369,673	4,351,891	14,757,762
(1)	Harold W. Rosenberger	10,007,198			398,673	4,351,891	14,757,762
(1)	Dr. David Ralph	10,006,998			398,873	4,351,891	14,757,762
(2)	Appointment of Rose, Snyder and Jacobs	14,677,159	63,145	17,458			14,757,762
(3)	Amendment to 2007 Stock Option Plan	8,108,479	1,715,231	582,161		4,351,891	14,757,762
(4)	Advisory Vote to Approve Named Executive Officer Compensation	10,277,271	82,580	46,020		4,351,891	14,757,762

	Proposal	1 year	2 years	3 years	Broker-Non votes	Total (a)
(5)	Frequency of Shareholder Advisory Vote on Executive Compensation	2,063,549	86,005	7,912,454	4,687,754	14,749,762

(a) Total Proxy Shares on record date on December 31, 2013 16,073,894 out of which 14,757,762 shares were reported.

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Item 8.01      Other Events

On February 25, 2014, the Company held its annual meeting of shareholders. A copy of PowerPoint presentation for the meeting are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

99.1       Power Point Presentation on February 25, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: February 27, 2014	By: /s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

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